                                                                     EXHIBIT 4.1
================================================================================

                                    INDENTURE

                                     Between

                       THE GOODYEAR TIRE & RUBBER COMPANY

                                       and

                            THE CHASE MANHATTAN BANK,
                                   as Trustee

                              ---------------------

                            Dated as of March 1, 1999

                              ---------------------

                                 DEBT SECURITIES

================================================================================

                       THE GOODYEAR TIRE & RUBBER COMPANY
                Certain Sections of This Indenture Relating to
                 Sections 310 Through 318, Inclusive, of the
                          Trust Indenture Act of 1939.

Trust Indenture Act Section            Indenture Section

     310     (a)(1)                              6.09
             (a)(2)                              6.09
             (a)(2)                         Not Applicable
             (a)(3)                         Not Applicable
             (a)(4)                              6.08
             (b)                                 6.11

     311        (a)                              6.13
                (b)                              6.13

     312        (a)                              7.01
                                                7.02(a)
                (b)                             7.02(b)
                (c)                             7.02(c)

     313        (a)                             7.03(a)
                (b)                             7.03(a)
                (c)                             7.03(a)

                (d)                             7.03(b)

     314        (a)                              7.04
              (a)(4)                             1.01
                                                 10.05
                (b)                         Not Applicable
              (c)(1)                             1.02
              (c)(2)                             1.02
              (c)(3)                        Not Applicable
                (d)                         Not Applicable
                (e)                              1.02
     315        (a)                              6.01
                (b)                              6.02
                (c)                              6.01
                (d)                              6.01
                (e)                              5.14

     316        (a)                              1.01
             (a)(1)(A)                           5.02

                                                 5.12
             (a)(2)(B)                           5.13
              (a)(2)                        Not Applicable

                (b)                              5.08
                (c)                             1.04(c)

     317      (a)(1)                             5.03
              (a)(2)                             5.04
                (b)                              10.04

     318        (a)                              1.07

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.01.  Definitions .................................................   1
SECTION 1.02.  Compliance Certificates and Opinions ........................   8
SECTION 1.03.  Form of Documents Delivered to Trustee ......................   8
SECTION 1.04.  Acts of Holders; Record Dates ...............................   9
SECTION 1.05.  Notices, Etc., to Trustee and Company .......................  11
SECTION 1.06.  Notice to Holders; Waiver ...................................  11
SECTION 1.07.  Conflict with Trust Indenture Act ...........................  11
SECTION 1.08.  Effect of Headings and Table of Contents ....................  11
SECTION 1.09.  Successors and Assigns ......................................  11
SECTION 1.10.  Separability Clause .........................................  11
SECTION 1.11.  Benefits of Indenture .......................................  12
SECTION 1.12.  Governing Law ...............................................  12
SECTION 1.13.  Legal Holidays ..............................................  12

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 2.01.  Forms Generally .............................................  12
SECTION 2.02.  Form of Face of Security ....................................  13
SECTION 2.03.  Form of Reverse of Security .................................  14
SECTION 2.04.  Form of Legend for Global Securities ........................  18
SECTION 2.05.  Form of Trustee's Certificate of Authentication .............  18

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 3.01.  Amount of Securities Issuable Unlimited; Issuable in Series .  19
SECTION 3.02.  Denominations ...............................................  21
SECTION 3.03.  Execution, Authentication, Delivery and Dating ..............  21
SECTION 3.04.  Temporary Securities ........................................  22
SECTION 3.05.  Registration, Registration of Transfer and Exchange .........  22
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities ............  24
SECTION 3.07.  Payment of Interest; Interest Rights Preserved ..............  24
SECTION 3.08.  Persons Deemed Owners .......................................  25
SECTION 3.09.  Cancellation ................................................  25
SECTION 3.10.  Computation of Interest .....................................  26


                                       (i)

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 4.01.  Satisfaction and Discharge of Indenture .....................  26
SECTION 4.02.  Application of Trust Money ..................................  27

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 5.01.  Events of Default ...........................................  27
SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment ..........  28
SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement
                    by Trustee .............................................  29
SECTION 5.04.  Trustee May File Proofs of Claim ............................  29
SECTION 5.05.  Trustee May Enforce Claims Without Possession of Securities .  30
SECTION 5.06   Application of Money Collected ..............................  30
SECTION 5.07.  Limitation on Suits .........................................  30
SECTION 5.08.  Unconditional Right of Holders to Receive Principal,
                    Premium and Interest ...................................  31
SECTION 5.09.  Restoration of Rights and Remedies ..........................  31
SECTION 5.10.  Rights and Remedies Cumulative ..............................  31
SECTION 5.11.  Delay or Omission Not Waiver ................................  31
SECTION 5.12.  Control by Holders ..........................................  31
SECTION 5.13.  Waiver of Past Defaults .....................................  32
SECTION 5.14.  Undertaking for Costs .......................................  32
SECTION 5.15.  Waiver of Stay or Extension Laws ............................  32

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 6.01.  Certain Duties and Responsibilities .........................  32
SECTION 6.02.  Notice of Defaults ..........................................  33
SECTION 6.03.  Certain Rights of Trustee ...................................  33
SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities ......  34
SECTION 6.05.  May Hold Securities .........................................  34
SECTION 6.06.  Money Held in Trust .........................................  34
SECTION 6.07.  Compensation and Reimbursement ..............................  34
SECTION 6.08.  Disqualification; Conflicting Interests .....................  34
SECTION 6.09.  Corporate Trustee Required; Eligibility .....................  35
SECTION 6.10.  Resignation and Removal; Appointment of Successor ...........  35
SECTION 6.11.  Acceptance of Appointment by Successor ......................  36
SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business .  37
SECTION 6.13.  Preferential Collection of Claims Against Company ...........  37
SECTION 6.14.  Appointment of Authenticating Agent .........................  37


                                       (ii)

                                  ARTICLE SEVEN

                           HOLDERS' LISTS AND REPORTS
                             BY TRUSTEE AND COMPANY

SECTION 7.01.  Company to Furnish Trustee Names and Addresses of Holders ...  39
SECTION 7.02.  Preservation of Information; Communications to Holders ......  39
SECTION 7.03.  Reports by Trustee ..........................................  39
SECTION 7.04.  Reports by Company ..........................................  39

                                  ARTICLE EIGHT

                       CONSOLIDATION, MERGER, CONVEYANCE,
                                TRANSFER OR LEASE

SECTION 8.01.  Company May Consolidate, etc., Only on Certain Terms ........  40
SECTION 8.02.  Successor Corporation to be Substituted .....................  40
SECTION 8.03.  Opinion of Counsel to be Given Trustee ......................  40

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 9.01.  Supplemental Indentures Without Consent of Holders ..........  41
SECTION 9.02.  Supplemental Indentures With Consent of Holders .............  41
SECTION 9.03.  Execution of Supplemental Indentures ........................  42
SECTION 9.04.  Effect of Supplemental Indentures ...........................  42
SECTION 9.05.  Conformity with Trust Indenture Act .........................  43
SECTION 9.06.  Reference in Securities to Supplemental Indentures ..........  43

                                   ARTICLE TEN

                                    COVENANTS

SECTION 10.01. Payment of Principal, Premium and Interest ..................  43
SECTION 10.02. Maintenance of Office or Agency .............................  43
SECTION 10.03. Vacancy in the Office of Trustee ............................  44
SECTION 10.04. Money for Securities Payments to be Held in Trust ...........  44
SECTION 10.05. Limitation on Secured Indebtedness ..........................  44
SECTION 10.06. Limitation on Sale and Lease-back Transactions ..............  46
SECTION 10.07. Existence ...................................................  46
SECTION 10.08. Statement by Officers as to Default .........................  46
SECTION 10.09. Waiver of Certain Covenants .................................  46


                                     (iii)

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 11.01. Applicability of Article.....................................  47
SECTION 11.02. Election to Redeem; Notice to Trustee........................  47
SECTION 11.03. Selection by Trustee of Securities to be Redeemed............  47
SECTION 11.04. Notice of Redemption.........................................  47
SECTION 11.05. Deposit of Redemption Price..................................  48
SECTION 11.06. Securities Payable on Redemption Date........................  48
SECTION 11.07. Securities Redeemed in Part..................................  48

                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 12.01. Applicability of Article.....................................  49
SECTION 12.02. Satisfaction of Sinking Fund Payments with Securities........  49
SECTION 12.03. Redemption of Securities for Sinking Fund....................  49

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 13.01. Applicability of Article; Company's Option To Effect
                    Defeasance or Covenant Defeasance.......................  50
SECTION 13.02. Defeasance and Discharge.....................................  50
SECTION 13.03. Covenant Defeasance..........................................  50
SECTION 13.04. Conditions to Defeasance or Covenant Defeasance..............  51
SECTION 13.05. Deposited Money and U.S. Government Obligations to be
                    Held in Trust...........................................  52
SECTION 13.06. Reinstatement................................................  53

                                ARTICLE FOURTEEN

                       IMMUNITY OF SHAREHOLDERS, OFFICERS
                                  AND DIRECTORS

SECTION 14.01. Exemption from Individual Liability..........................  53

Testimonium.................................................................  54
Signatures and Seals........................................................  54
Acknowledgements............................................................  55

NOTE: This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.


                                      (iv)

      INDENTURE dated as of March 1, 1999, between THE GOODYEAR TIRE & RUBBER COMPANY, a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company"), having its principal offices at 1144 East Market Street, Akron, Ohio 44316-0001, and THE CHASE MANHATTAN BANK, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

            All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

            SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

            (d) Unless the context otherwise requires, any reference to an "Article" or "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

            (e) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Attributable Debt" means, as to any particular lease under which any Person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (excluding renewals at the option of lessee), discounted from the respective due dates thereof at a rate per annum equal to the lesser of (i) prevailing market interest rate, at the date as of which the amount of such discounted net rent is being or to be determined, on United States Treasury obligations having a maturity substantially equal to the average term of all payments due under such lease, plus 3%, or (ii) weighted average rate per annum interest rate borne by Outstanding Securities at the date as of which the amount of such discounted net rent is being or to be determined. The net amount of rent required to be paid under any such lease for any such period shall be the amount of the rent payable by the lessee, reduced by the amount of any income from any sublease under such lease, with respect to such period, excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges and contingent rents such as those based on sales. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

            "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

            "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that board or any directors or officers of the Company to whom such board of directors shall have delegated its authority to act hereunder.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

            "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President and by its Treasurer, its Comptroller, an Assistant Comptroller, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee.

            "Company Sale" has the meaning specified in Section 8.01.

            "Consolidated Assets of the Company and Subsidiaries" means, as at the date as of which any determination is being or to be made, the total consolidated assets of the Company and Subsidiaries as shown on the consolidated balance sheet of the Company for the then most recently ended fiscal quarter of the Company (as such consolidated balance sheet is filed with the Securities and Exchange Commission pursuant to the Exchange Act).

            "Consolidated Subsidiary" means, as at the date as of which any determination is being or to be made, each Subsidiary included in the Company's consolidated statement of income and consolidated balance sheet for the then most recently completed fiscal quarter of the Company.

            "Corporate Trust Office" means the office of the Trustee in the Borough of Manhattan, the City of New York, at which at any particular time its corporate trust business shall be principally administered.

            "corporation" means a corporation, association, company, joint-stock company or business trust.

            "Defaulted Interest" has the meaning specified in Section 3.07.

            "Defeasible Covenant" has the meaning specified in Section 13.03.

            "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary for such series by the Company pursuant to Section 3.01, which Person shall be a clearing agency registered under the Exchange Act; and, if at any time there is more than one such Person, "Depositary", as used with respect to the Securities of any series, shall mean the Depositary with respect to the Securities of such series.

            "Dollars", "dollars", "U.S.$", or "$" shall mean lawful money of the United States of America.

            "Dollar Equivalent" shall mean, in respect of any amount of any currency, and as at the date and time as of which any determination thereof is being or to be made, that number of Dollars into which such amount of currency may be converted on such date, which shall be equal to the product of (a) the principal amount of such currency (expressed in standard units of such currency) multiplied by (b) the prevailing spot rate for exchanging such currency into Dollars as quoted on page "Spot" of the Reuter System (or on a comparable page of the Telerate System or the Bloomberg Business Information System) as at such date and time as of which the determination of Dollar Equivalent is being or to be made, or, if no rate is quoted in respect of such currency on the Reuter System (or the Telerate System or the Bloomberg Business Information System, as applicable) display designated page "Spot" (or such comparable page, as applicable) as at such date and time, the prevailing spot rate for exchanging such currency into Dollars in the New York City foreign currency exchange market (or, if a more substantial and liquid market for the exchange of such currency, the London currency exchange market or the currency exchange market in the principal financial center of such currency) as at such date and time.

            "Event of Default" has the meaning specified in Section 5.01.

            "Exchange Act" means the Securities Exchange Act of 1934 and any successor act thereto, in each case as amended from time to time.

            "Expiration Date" has the meaning specified in Section 1.04(c).

            "Funded Debt" of any Person means, as at any date as of which any determination thereof is being or to be made, any Indebtedness of such Person that by its terms (i) will mature more than one year after the date it was issued, incurred, assumed or guaranteed by such Person, or (ii) will mature one year or less after the date it was issued, incurred, assumed or guaranteed which at such date of determination may be renewed or extended at the election or option of such Person so as to mature more than one year after such date of determination.

            "GAAP" means generally accepted accounting principles in the United States.

            "Global Security" means a Security bearing the legend prescribed in
Section 2.04 (or such legend as may be specified as contemplated by Section 3.01 for such Securities) evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee and registered in the name of such Depositary or nominee.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Indebtedness" of any Person means, as at the date as of which any determination thereof is being or is to be made and in respect of any Person, (without duplication and excluding in the case of the Company and the Restricted Subsidiaries intercorporate debt solely between the Company and a Restricted Subsidiary or between Restricted Subsidiaries) all (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services under conditional sales or other similar agreements which provide for the deferral of the payment of the purchase price for a period in excess of one year following the date of such Person's receipt and acceptance of the complete delivery of such property and/or services, and (iv) obligations of such Person as lessee under leases which obligations are, in accordance with GAAP, recorded as capital lease obligations. Whenever any determination of the amount of Indebtedness is required or permitted to be, or is otherwise being or to be, made for any purpose under this Indenture, the amount of any such Indebtedness denominated in any currency other than Dollars shall be calculated at the Dollar Equivalent of such Indebtedness as at the date as of which such determination of the amount of Indebtedness is being or to be made, except that, if all or any portion of the principal amount of any such Indebtedness which is payable in a currency other than Dollars is hedged into Dollars, the principal amount of such hedged Indebtedness, or the hedged portion thereof, shall be deemed to be equal to the amount of Dollars specified in, or determined pursuant to, the applicable hedging contract.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.01.

            "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after maturity.

            "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

            "Lien" means, with respect to an asset of any Person, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, other than for (i) taxes or any other obligation or liability imposed under any law or regulation of the United States of America, any State thereof or any political subdivision, department, agency, bureau or instrumentality of any thereof, or (ii) mechanics', materialmen's, repairmen's or other similar liens incurred in the ordinary course of business, or (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset.

            "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Notice of Default" means a written notice of the kind specified in
Section 5.01(d).

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, the Chief Financial Officer or the Comptroller of the Company and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section
10.08 shall be the principal executive, financial or accounting officer of the Company.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company.

            "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

            "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (c) Securities as to which defeasance has been effected pursuant to
      Section 13.02; and

            (d) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that, in determining whether the Holders of the requisite principal amount of the Outstanding

Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.02, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the Dollar Equivalent, determined in the manner provided as contemplated by Section
3.01 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar Equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

            "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

            "Responsible Officer", when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Restricted Property" means any manufacturing plant or equipment owned by the Company or a

Restricted Subsidiary which is used primarily to manufacture tires or other automotive products and is located within any one or more of the States of the United States of America, but shall not include (i) tire retreading plants, facilities or equipment, (ii) manufacturing plants, facilities or equipment which, in the opinion of the Board of Directors, are not of material importance to the total business conducted by the Company and its Subsidiaries, taken as a whole, (iii) plants, facilities or equipment which, in the opinion of the Board of Directors, are used primarily for transportation, marketing or warehousing, or (iv) any gas or oil pipeline or related assets.

            "Restricted Subsidiary" means a Subsidiary engaged primarily in manufacturing tires or other automotive products (i) substantially all the assets of which are located within, and substantially all the operations of which are conducted within, any one or more of the States of the United States of America, and (ii) which has assets in excess of 5% of the total amount of Consolidated Assets of the Company and Subsidiaries, as shown on the consolidated balance sheet for the then most recently ended fiscal quarter of the Company; except that such term shall not include any Subsidiary the principal business of which is financing accounts receivable, leasing, owning and developing real estate, engaging in transportation activities, or engaging in distribution and related activities.

            "Secured Indebtedness" means Indebtedness of the Company or any Restricted Subsidiary secured by a Lien on Restricted Property, but excluding Indebtedness which is either (i) outstanding on March 1, 1999 and is secured by one or more Liens existing on that date, including any renewals or extensions thereof, or (ii) not Funded Debt.

            "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

            "Shareholders' Equity" means, at any date as of which any determination thereof is being or to be made, the sum of the stated capital, capital surplus and retained earnings of the Company and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

            "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

            "Subsidiary" means a Person (other than an individual or a government or any agency or political subdivision thereof) more than 50% of the outstanding voting interest of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries, or the Company, in accordance with GAAP, otherwise consolidates as a Subsidiary of the Company.

            "Successor Company" has the meaning specified in Section 8.01.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "U.S. Government Obligations" has the meaning specified in Section 13.04.

            "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president"; but shall not include any assistant vice president.

            "Yield to Maturity", when used with respect to any Original Issue Discount Security, means the yield to maturity, if any, set forth in the prospectus supplement relating thereto, which shall be equal to the yield to maturity, if any, set forth on the face of such Security.

            SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by, an opinion of any specified Person, such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            SECTION 1.04. Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided or permitted in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other Act, or to vote on any action, authorized or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of any Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

            The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(b) or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

            With respect to any record date set pursuant to this Section, the party hereto which set such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

            (d) The ownership of Securities shall be proved by the Security Register.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

            SECTION 1.05. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

            (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

            (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or dispatched for delivery (prepaid by the sender) by an overnight courier service with written evidence of delivery required, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, marked "Attention: Vice President and General Counsel", or at any other address previously furnished in writing to the Trustee by the Company.

            SECTION 1.06. Notice to Holders; Waiver. Where this Indenture provides for any notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled to receive such notice, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

            SECTION 1.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

            SECTION 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

            SECTION 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 1.12. Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 1.13. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO

                                 SECURITY FORMS

            SECTION 2.01. Forms Generally. The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

            The Trustee's certificates of authentication shall be in substantially the form set forth at Section 2.05.

            The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officer or officers of the Company executing such Securities, as evidenced by their execution of such Securities.

            SECTION 2.02. Form of Face of Security.

            [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                       THE GOODYEAR TIRE & RUBBER COMPANY

                               ------------------

No.                                                                 $___________

            The Goodyear Tire & Rubber Company, a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to___________________________________ ____________________________________ , or registered assigns, the principal sum of ______ Dollars ______ on ______, _____ [if the Security is to bear interest prior to Maturity, insert-, and to pay interest thereon from _________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on ________ and _________ in each year, commencing _________________, at the rate of ___% per annum, until the principal hereof is paid or made available for payment] [if applicable, insert-, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ___% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ______ or _______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

            [If the Security is not to bear interest prior to Maturity, insert-- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

            Payment of the principal of (and premium, if any) and [if applicable, insert any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in such coin or currency of [the United States of America] [insert other currency, if applicable] as at the time of payment is legal tender for payment of public and private debts [if applicable, insert-; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                        THE GOODYEAR TIRE & RUBBER COMPANY

                                              By________________________________

[Seal]

Attest:

__________________________________

            SECTION 2.03. Form of Reverse of Security.

            This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 1, 1999 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof[, limited in aggregate principal amount to $____].

            [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert--(1) _________________ on in any year commencing with the year ____ and ending with the year ___ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time on or after ______________, 19__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): if redeemed [on or before ___________________, ___%, and if redeemed] during the 12-month period beginning ______________________________ of the years indicated,

                    Redemption                          Redemption
       Year           Price                  Year          Price
       ----           -----                  ----          -----

and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

            [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ___________ in any year commencing with the year and ending with the year ___________________________________________________ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ________________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning of the years indicated,

                        Redemption Price        Redemption Price for
                        for Redemption          Redemption Otherwise
                        Through Operation       Than Through Operation
      Year              of the Sinking Fund     of the Sinking Fund
      ----              -------------------     -------------------

and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof, all as provided in the Indenture.]

            [If applicable, insert - The Securities are subject to redemption, as a whole at any time or in part from time to time, at the sole election of the Company, upon not less than 30 or more than 60 days' notice by mail to the
Trustee at a Redemption Price equal to [                  ].]

            [If applicable, insert - The holder of this Security shall have the right to require the Company to pay this Security in full on ____________, __ by giving the Company or the Registrar written notice of the exercise of such right not less than 30 or more than 60 days' prior to such date.]

            [If applicable, insert -- Notwithstanding the foregoing, the Company may not, prior to __________________ redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than % per annum.]

            [If applicable, insert -- The sinking fund for this series provides for the redemption on in each year beginning with the year and ending with the year of [not less than $ ("mandatory sinking fund") and not more than] $ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [if applicable, insert--in the inverse order in which they become due].]

            [If the Security is subject to redemption, insert--In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

            [If applicable, insert--This Security is not subject to redemption prior to maturity.]

            [If applicable, insert--The Indenture contains provisions for defeasance at any time of [(a)] (the entire indebtedness evidenced by this Security] [and (b)] [certain restrictive covenants,] [in each case] upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

            [If the Security is not an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. "Event of Default" means any one of the events specified at clauses ________ and _______ of Section 5.01 of the Indenture.]

            [If the Security is an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [--insert formula for determining the amount]. Upon payment [if applicable, insert--(i)] of the amount of principal so declared due and payable [if applicable, insert--and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable)], all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            [If applicable, insert -- The Securities of this series are issuable only in registered form without coupons in denominations of $___________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.]

            [If applicable, insert - The Securities of this series will be represented by one or more global securities (collectively, the "Global Security") registered in the name of The Depositary Trust Company, New York, New York (the "Depositary"), or a nominee of the Depositary. So long as the Depositary, or its nominee, is the registered holder and owner of this Global Note, the Depositary or such nominee, as the case may be, will be considered the sole owner and holder of the Notes for all purposes under the Indenture. The Global Security may be transferred, in whole and not in part, only to the Depositary or another nominee of the Depositary. The Depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of the Notes represented by such Global Security to the accounts of institutions that have accounts with the Depositary or its nominee ("participants"). Ownership of beneficial interests in a Global Security will be shown on, and the transfer of those ownership interests will be effected through, records maintained by the Depositary (with respect to participants' interests) and such participants (with respect to the owners of beneficial interests in such Global Security).]

            [If applicable, insert - The Securities represented by this Global Security are exchangeable for Securities in definitive form of like tenor as such Global Security in denominations of $1,000 and in any greater amount that is an integral multiple thereof if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company in its discretion at any time determines not to have all of the Securities of this series represented by the Global Security and notifies the Trustee thereof, or
(iii) an Event of Default has occurred and is continuing with respect to the Securities. Any Security that is exchangeable pursuant to the preceding sentence is exchangeable only for Securities of this series.]

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            SECTION 2.04. Form of Legend for Global Security. Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

            "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED, WHETHER IN WHOLE OR IN PART, TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES."

            SECTION 2.05. Form of Trustee's Certificate of Authentication. The Trustee's certificates of authentication shall be in substantially the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          THE CHASE MANHATTAN BANK, as Trustee

                                          By
                                            ------------------------------------
                                                Authorized Officer

                                  ARTICLE THREE

                                 THE SECURITIES

      SECTION 3.01. Amount of Securities Issuable Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered on original issuance under this Indenture is unlimited.

            The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 3.03, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series any or all of the following, as applicable:

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

            (2) the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

            (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

            (4) the date or dates on which the principal of the Securities of the series is payable;

            (5) the rate or rates (which may be fixed or variable) and/or the method of determination thereof at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

            (6) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

            (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company;

            (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

            (9) if other than denominations of $l,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

            (10) if the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be other than the currency of the United States of America, such currency, currencies or currency units and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 1.01;

            (11) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined by reference to an index or formula, the manner in which such amounts shall be determined;

            (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the term and conditions upon which such election is to be made;

            (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

            (14) the application, if any, of either or both of Section 13.02 and
      Section 13.03 to the Securities of the series;

            (15) whether the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section
      3.05 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

            (16) if other than as specified in Section 5.01, the Events of Default applicable with respect to the Securities of the series;

            (17) if other than as specified in Section 5.02, the Events of Default the occurrence of which would permit the declaration of the acceleration of maturity pursuant to Section 5.02;

            (18) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series, and any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant or warranty included for the benefit of Securities of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Securities of all series, or any provision that any covenant or warranty included in this Indenture for the benefit of Securities of all series shall not be for the benefit of Securities of such series, or any combination of such covenants, warranties or provisions; and

            (19) any other term of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
      Section 9.01(e)).

            All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.03) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

            If any of the terms of a series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

            SECTION 3.02. Denominations. The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

            SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating:

      (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

      (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture; and

      (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

            Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

            SECTION 3.04. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

            If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series may be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

            SECTION 3.05. Registration, Registration of Transfer and Exchange. The Company shall cause to the kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

            At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

            The Company shall not be required (a) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section
11.03 and ending at the close of business on the day of such mailing or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            If the Securities of any series (or any series and specified tenor) are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange Securities of that series (or that series and tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 11.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

            (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

            (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by
      Section 3.01.

            (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such name as the Depositary for such Global Security shall direct.

            (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 3.04, 3.06,
      9.06 or 11.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

            Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clause (2) of the preceding paragraph or such other conditions as may be specified as contemplated by
Section 3.01 for such series, such Global Security may be exchanged for Securities registered in the names of, and the transfer of such Global Security may be registered to, such Persons (including Persons other than the Depositary with respect to such series and its nominees) as such Depositary shall direct. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security and shall bear the legend specified in Section 2.04 except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence.

            SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

            SECTION 3.07. Payment of Interest; Interest Rights Preserved. Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

            (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

            (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange or which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.07) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            SECTION 3.09. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order, which shall be effected consistent with such Company Order in accordance with the standard procedures of the Trustee. The Trustee shall deliver a certificate of each such disposal to the Company.

            SECTION 3.10. Computation of Interest. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

            SECTION 4.01. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

            (a) either:

                  (i) all Securities theretofore authenticated and delivered
            (other than (x) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and
            (y) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.04) have been delivered to the Trustee for cancellation; or

                  (ii) all such Securities not theretofore delivered to the
            Trustee for cancellation

                        (A) have become due and payable, or

                        (B) will become due and payable at their Stated Maturity
                  within one year, or

                        (C) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.04 shall survive.

            SECTION 4.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.04, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

            SECTION 5.01. Events of Default. "Event of Default", wherever used herein with respect to Securities of any particular series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the due and punctual payment of any installment of interest upon any of the Securities of that series as and when the same shall become due and payable and continuance of such default for a period of 30 days; or

            (b) default in the due and punctual payment of the principal of (or premium, if any, on) any of the Securities of that series at Maturity; or

            (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

            (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company set forth in the Securities of that series or in this Indenture (other than those set forth exclusively in the terms of Securities of any series other than that series, or those which have been included in this Indenture for the benefit of Securities of any series other than that series) continued for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Securities of that series at the time Outstanding, a written notice specifying such failure and requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (e) the entry of a decree or order by a court having jurisdiction in the premises granting relief in respect of the Company in an involuntary case under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law adjudging the Company as being bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Company, or of substantially all of its properties, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

            (f) the institution by the Company of proceedings to be adjudicated as being bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by the Company to the filing of any such petition or to the appointment of a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Company, or of any substantial part of its properties, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

            (g) any other Event of Default provided with respect to Securities of that series.

            SECTION 5.02. Acceleration of Maturity; Rescission and Annulment. If one or more of the Events of Default specified in Section 5.01 shall have occurred and be continuing with respect to any particular series of Securities, then in each and every such case, unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such amount of principal as may be specified by the terms of that series) of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable.

            Notwithstanding the foregoing, at any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in the principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declarations and its consequences if:

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

            (A) all overdue interest on all Securities of that series,

            (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

            (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

            (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and other amounts due to Trustee under
      Section 6.07;

      and

            (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of (and premium, if any) and accrued interest on the Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

            SECTION 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:

            (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon written demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and other amounts due to Trustee under
Section 6.07.

            If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            SECTION 5.04. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized:

            (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

            No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may vote on behalf of the Holders for the election of a trustee in bankruptcy or similar official and may be a member of a creditors' or other similar committee.

            SECTION 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and for any other amounts due the Trustee under Section 6.07, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

            SECTION 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            (a) First: To the payment of all amounts due the Trustee under
      Section 6.07; and

            (b) Second: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

            SECTION 5.07. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

            (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

            SECTION 5.08. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.07) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or By-Law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            SECTION 5.12. Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that: (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default: (a) in the payment of the principal of or any premium or interest on any Security of such series, or (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit in the manner and to the extent provided in the Trust Indenture Act, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date); provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

            SECTION 5.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

            SECTION 6.01. Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

            SECTION 6.02. Notice of Defaults. If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.01(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

            SECTION 6.03. Certain Rights of Trustee. Subject to the provisions of Section 6.01:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the written advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) the Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company or any other obligor on such Securities or by any Holder of such Securities; and

            (i) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion of rights or powers conferred upon it by this Indenture.

            SECTION 6.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Indenture and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. Neither the Trustee nor the Authenticating Agent makes any representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

            SECTION 6.05. May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

            SECTION 6.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

            SECTION 6.07. Compensation and Reimbursement. The Company agrees:

            (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            SECTION 6.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or by virtue of being the trustee under that certain indenture, dated as of March 15, 1996, between the Company and the Trustee under which the Company's 6 5/8% Notes due 2006, 7% Notes due 2028 and 6 3/8% Notes due 2008 were issued and are outstanding.

            SECTION 6.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office is in the Borough of Manhattan, New York, New York, or, with the written consent of the Company, the United States or any State or Territory thereof or the District of Columbia, and subject to supervision or examination by Federal or State authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            SECTION 6.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

            (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

            (d) If at any time:

            (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged as being bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of
Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

            SECTION 6.11. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one of more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

            (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

            (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

            SECTION 6.13. Preferential Collection of Claim Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

            SECTION 6.14. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

            If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              THE CHASE MANHATTAN BANK, as Trustee

                              By:__________________________________________
                                         As Authenticating Agent

                              By:__________________________________________
                                             Authorized Officer

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

            SECTION 7.01. Company To Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

            (a) semi-annually, not later than 15 days after each Regular Record Date for each series of Securities at the time outstanding, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series on such Regular Record Date (or on a date to be determined pursuant to Section 3.01 for any series of Original Issue Discount Securities); and

            (b) at such other times as the Trustee may request in writing, within 15 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar, if it is acting as such.

            SECTION 7.02. Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if it is acting as such. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

            (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

            SECTION 7.03. Reports by Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any 12-month period, such report shall cover the 12-month period ending May 15 and shall be transmitted by the next succeeding July 15.

            (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

            SECTION 7.04. Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

            SECTION 8.01. Company May Consolidate, etc., Only on Certain Terms. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person, or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any other Person authorized to acquire and operate the same (with each of the foregoing transactions referred to as a "Company Sale"); provided, however, (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (the "Successor Company") shall be a corporation, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia, and (b) the Company hereby covenants and agrees that, as a condition precedent to any such consolidation, merger, sale or conveyance, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company shall be expressly assumed by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Successor Company.

            Nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself any other Person or acquiring by purchase or otherwise all or any part of the property of any other Person.

            SECTION 8.02. Successor Corporation to be Substituted. In case of any such Company Sale, such Successor Company shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company. Such Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of The Goodyear Tire & Rubber Company or in the name of any corporation which previously shall have become the Company in accordance with the provisions of this Article any or all of the Securities issuable hereunder, which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose; and, thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities. All of the Securities of a particular series so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities of such series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date or the execution hereof.

            SECTION 8.03. Opinion of Counsel to be Given Trustee. The Trustee, subject to Sections 6.01 and 6.03, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance and any such assumption complies with the provisions of this Article.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

            SECTION 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

            (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

            (c) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

            (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

            (e) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor
      (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security outstanding; or

            (f) to secure the Securities pursuant to the requirements of Section 10.05; or

            (g) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

            (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

            (i) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause
      (i) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

            SECTION 9.02. Supplemental Indentures With Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (voting as a single class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (a) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

            (b) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (c) modify any of the provisions of this Section or Section 5.13 or
      Section 10.09, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
      Section 10.09, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(h).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

            SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities of such series.

                                   ARTICLE TEN

                                    COVENANTS

            SECTION 10.01. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. Interest on Securities shall be payable without presentment of such Securities and only to the registered Holders thereof determined as provided in Section 3.07. The Company shall have the right to require a Holder, in connection with the payment of the principal of and any premium and interest on a Security, to present at the office or agency of the Company at which such payment is made a certificate, in such form as the Company may from time to time prescribe, to enable the Company to determine its duties and liabilities with respect to any taxes, assessments or governmental charges which it may be required to deduct or withhold therefrom under any present or future law of the United States of America or of any state, county, municipality or taxing or withholding authority therein, and the Company shall be entitled to determine its duties and liabilities with respect to such deduction or withholding on the basis of information contained in such certificate or, if no such certificate shall be so presented, on the basis of any presumption created by any such law and shall be entitled to act in accordance with such determination.

            SECTION 10.02. Maintenance of Office or Agency. So long as any Securities remain outstanding, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

            SECTION 10.03. Vacancy in the Office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Article Six, a Trustee, so that there shall at all times be a Trustee hereunder.

            SECTION 10.04. Money for Securities Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sum shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (a) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (b) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust, and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

            SECTION 10.05. Limitation on Secured Indebtedness. The Company will not, nor will it permit any Restricted Subsidiary to, issue, assume or guarantee any Secured Indebtedness if such Secured Indebtedness is secured by a Lien upon Restricted Property of the Company or a Restricted Subsidiary without in any such case effectively providing, concurrently with the issuance, assumption or guarantee of any such Secured

Indebtedness, that the Securities of any series then or thereafter outstanding (together with, if the Company shall so determine, any other Indebtedness of the Company or such Restricted Subsidiary ranking equally and ratably with such Securities and then existing or thereafter created) shall be secured by such Lien equally and ratably with any and all such Secured Indebtedness; provided, however, that the foregoing shall not apply to:

            (a) any Lien on Restricted Property of any corporation if such Lien is in existence at the time such corporation becomes a Restricted Subsidiary;

            (b) any Lien on Restricted Property if such Lien is in existence at the time of acquisition by the Company or a Restricted Subsidiary of such Restricted Property;

            (c) any Lien on Restricted Property to secure the payment of all or any part of the purchase price (or other acquisition cost) of such Restricted Property or to secure any Indebtedness incurred (prior to, at the time of, or within one year after, the acquisition by the Company or a Restricted Subsidiary of such Restricted Property) for the purpose of, or in connection with, financing all or any part of the purchase price (or other acquisition cost) thereof;

            (d) any Lien on property of a corporation if such Lien was in existence prior to the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or prior to the time of a sale, lease or other disposition of the properties of a corporation or firm as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary;

            (e) any Lien securing Secured Indebtedness owing by any Restricted Subsidiary to the Company or to any other Restricted Subsidiary;

            (f) any Lien on Restricted Property in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments, or performance of any other obligations, pursuant to any contract or statute or to secure any Indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of construction of the Restricted Property subject to such Lien, including, without limiting the generalities of the foregoing, Liens to secure pollution control or industrial revenue bonds or other types of financings;

            (g) any Lien on personal property (other than manufacturing equipment); or

            (h) any extension or renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Secured Indebtedness or any Lien referred to in clauses (a) through (g), inclusive, of this Section 10.05; provided, however, that the principal amount of Secured Indebtedness secured by the Lien shall not exceed the principal amount of Secured Indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement Lien shall be limited to all or a part of the Restricted Property which secured the Lien so extended, renewed or replaced (plus improvements on such Restricted Property).

            Notwithstanding the foregoing provisions of this Section 10.05, the Company or any one or more Restricted Subsidiaries may issue, assume or guarantee Secured Indebtedness that would (but for the provision of clauses (a) through (h), inclusive, of the preceding paragraph) otherwise be subject to the foregoing restrictions in an aggregate amount which, together with the aggregate principal amount of all other such Secured Indebtedness of the Company and Restricted Subsidiaries outstanding at the time of such issuance, assumption or guarantee (but excluding Secured Indebtedness permitted by clauses (a) through (h), inclusive, of the preceding paragraph), does not at such time exceed 15% of the Shareholders' Equity of the Company as at the last day of the then most recently ended fiscal quarter of the Company, as reported on the applicable consolidated balance sheet of the Company.

            SECTION 10.06. Limitation on Sale and Leaseback Transactions. So long as the Securities of any Series are Outstanding, the Company will not, and will not permit any Restricted Subsidiary to, enter into any arrangement, directly or indirectly, with any Person providing for the leasing by the Company or a Restricted Subsidiary of any Restricted Property owned at the date hereof, which Restricted Property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person where funds have been or are to be advanced to such Person subject to a Lien on the Restricted Property to be leased (a "Sale and Leaseback Transaction"), unless (a) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions of Section 10.05, to incur Secured Indebtedness secured by a Lien on the Restricted Property to be leased in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction without equally and ratably securing the Outstanding Securities, or (b) the Company or such Restricted Subsidiary shall apply an amount equal to the proceeds from the sale of such Restricted Property to the retirement, within 120 days of the effective date of any such Sale and Leaseback Transaction, of Funded Debt of the Company or such Restricted Subsidiary; provided, however, that this Section
10.06 shall not prevent the Company or any Restricted Subsidiary from: (a) entering into any Sale and Leaseback Transaction not involving a lease with a term of more than three years, or (b) entering into any Sale and Leaseback Transaction in respect of any Restricted Property owned at the date hereof by the Company or a Restricted Subsidiary, if such Sale and Leaseback Transaction is entered into within 180 days after the later of the acquisition, completion of construction or commencement of operation of such Restricted Property.

            SECTION 10.07. Existence. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises to carry on its business; provided, however, that nothing in this Section 10.07 shall prevent (a) any consolidation or merger of the Company, or any conveyance, transfer or lease of its property and assets substantially as an entirety, permitted by Article Eight, or (b) the liquidation or dissolution of the Company after such conveyance, transfer or lease of its property and assets substantially as an entirety permitted by Article Eight.

            SECTION 10.08. Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 10.01 to 10.07, inclusive, and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

            SECTION 10.09. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.05 to 10.07, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

            SECTION 11.01. Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

            SECTION 11.02. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in any other manner specified, as contemplated by Section 3.01 for such Securities or series of Securities. In the case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

            SECTION 11.03. Selection by Trustee of Securities to be Redeemed. If less than all the Securities of any series are to be redeemed in accordance with this Article (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination or a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

            The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

            SECTION 11.04. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

            All notices of redemption shall state:

                  (a) the Redemption Date,

                  (b) the Redemption Price and accrued interest, if any,

                  (c) if less than all the Outstanding Securities of any series are to be redeemed, the
            identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the Security to be redeemed,

                  (d) that on the Redemption Date the Redemption Price and
            accrued interest, if any, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (e) the place or places where such Securities are to be
            surrendered for payment of the Redemption Price and accrued interest, if any, and

                  (f) that the redemption is for a sinking fund, if such is the case.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

            SECTION 11.05. Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.04) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

            SECTION 11.06. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, required as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

            SECTION 11.07. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Security Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Security Registrar shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

            SECTION 12.01. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

            The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

            SECTION 12.02. Satisfaction of Sinking Fund Payments with Securities. The Company (1) may deliver outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the term of such Securities or through the application of permitted optional sinking fund payments pursuant to the term of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the term of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

            SECTION 12.03. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 12.02 and will also deliver to the Security Registrar any Securities to be so delivered. Not less than 60 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.05, 11.06 and 11.07.

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

            SECTION 13.01. Applicability of Article; Company's Option to Effect Defeasance or Covenant Defeasance. If pursuant to Section 3.01 provision is made for either or both of (a) defeasance of the Securities of a series under Section 13.02, or (b) covenant defeasance of the Securities of a series under Section 13.03, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Securities of such series, and the Company may at any time elect (such election to be evidenced by a Board Resolution), with respect to the Securities of such series, either to effect such defeasance pursuant to Section 13.02 (if applicable) or to effect such covenant defeasance pursuant to Section 13.03 (if applicable) in respect of the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.

            SECTION 13.02. Defeasance and Discharge. Upon the Company's exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Securities of such series to receive, solely from the trust fund described in Section 13.05 as more fully set forth in such Section, payments of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.02 and 10.04 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this
Section 13.02 notwithstanding the prior exercise of its option under Section
13.03 with respect to the Securities of such series. Following a defeasance, payment of the Securities of such series may not be accelerated because of the occurrence and continuance of an Event of Default.

            SECTION 13.03. Covenant Defeasance. Upon the Company's exercise of the above option applicable to this Section and after the date the conditions set forth below are satisfied, the Company shall be released from its obligations under Section 10.05 and Section 10.06 and under any additional or substitute covenant established with respect to the Securities of any series pursuant to Section 3.01(18) if the Securities of such series have been determined pursuant to Section 3.01 to be subject to this provision (with
Section 10.05, Section 10.06 and any such additional or substitute covenant referred to herein as a "Defeasable Covenant"), and the occurrence of an event specified in Section 5.01(d) with respect to such Defeasable Covenant shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Defeasable Covenant whether directly or indirectly by reason of any reference elsewhere herein to any such Defeasable Covenant or by reason of any reference in any such Defeasable Covenant to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby. Following a covenant defeasance, payment of the Securities of such series may not be accelerated because of an Event of Default specified in Section 5.01(e) or Section 5.01(f) or by reference to Section 5.01(d) and such Defeasable Covenant.

            SECTION 13.04. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions precedent to application of either Section
13.02 or Section 13.03 to the outstanding Securities of such series:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Maturity of such principal, premium, if any, or interest and any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the due dates thereof. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

            (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 5.01(e) and (f) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this Clause (B) shall not be deemed satisfied until the expiration of such period).

            (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 6.08 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit constituting, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

            (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

            (5) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Exchange Act to be delisted.

            (6) In the case of an election under Section 13.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

            (7) In the case of an election under Section 13.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (8) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.01.

            (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section
      13.02 or the covenant defeasance under Section 13.03 (as the case may be) have been complied with.

            SECTION 13.05. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 10.04, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee collectively, for purposes of this Section 13.05, the "Trustee") pursuant to Section 13.04 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof.

            Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 13.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as the case may be, with respect to such Securities.

            SECTION 13.06. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 13.05 by reason of any order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 13.05; provided, however, that, if the Company makes any payment of principal of (and premium, if any) or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money so held in trust by the Trustee or the Paying Agent.

                                ARTICLE FOURTEEN

                            IMMUNITY OF SHAREHOLDERS,
                             OFFICERS AND DIRECTORS

            SECTION 14.01. Exemption from Individual Liability. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, that no such liability whatever shall attach to, or is or shall be incurred by, the shareholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, and that any and all such liability, either at common law or in equity or by constitution or statute is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    THE GOODYEAR TIRE & RUBBER COMPANY

                                    By      /s/ Robert W. Tieken
                                      ------------------------------------------
                                    Name: Robert W. Tieken
                                    Title: Executive Vice President

[Seal]

Attest:

     /s/ James Boyazis
--------------------------------
James Boyazis, Secretary

                                    THE CHASE MANHATTAN BANK

                                    By:      /s/ Andrew M. Deck
                                       -----------------------------------------
                                    Name:  Andrew M. Deck
                                    Title: Vice President

[Seal]

Attest:

     /s/ Robert S. Peschler
--------------------------------
Robert S. Peschler,
Assistant Vice President

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

      On the 23rd day of March, 1999 before me personally came Andrew M. Deck, to me known, who, being by me duly sworn, did depose and say that he is a Vice President of The Chase Manhattan Bank, a banking corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                         /s/ Annabelle DeLuca
                                    --------------------------------------------
                                    Notary Public
                                    Annabelle DeLuca
[Notarial Seal]                     Notary Public, State of New York
                                    No. 01DE5013759
                                    Qualified in Kings County
                                    Certificate Filed in New York County
                                    Commission Expires July 15, 1999

STATE OF OHIO           )
                        ) ss.:
COUNTY OF SUMMIT        )

      On the 22nd day of March, 1999 before me personally came Robert W. Tieken, to me known, who, being by me duly sworn, did depose and say that he is an Executive Vice President of The Goodyear Tire & Rubber Company, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                         /s/ Mary Anne Reiber
                                    --------------------------------------------
                                    Notary Public
                                    Mary Anne Reiber, Notary Public
[Notarial Seal]                     Residence - Summit County
                                    State Wide Jurisdiction, Ohio
                                    My Commission Expires February 24, 2002

                       THE GOODYEAR TIRE & RUBBER COMPANY

                              OFFICERS' CERTIFICATE
                              ---------------------


         Robert W Tieken, Executive Vice President and Chief Financial Officer,

and Stephanie W Bergeron, Vice President and Treasurer, of The Goodyear Tire &

Rubber Company, an Ohio corporation (the "Company"), pursuant to Sections 2.01,

3.01 and 3.03 of the Indenture, dated as of March 1, 1999 (the "Indenture"),

between the Company and Chase Manhattan Bank, as Trustee (the "Trustee"), each hereby certifies to the Trustee that:

         I. In accordance with resolutions adopted by the Board of Directors of the Company on February 2, 1999, October 6, 1998, August 5, 1997, December 3, 1996 and January 9, 1996, (the "Board Resolutions") and with resolutions adopted by the Special Finance Committee of the Board of Directors of the Company on March 14, 2000 (the "Committee Resolutions"), the Company has established a series of Securities (as defined in the Indenture) for issuance, authentication and delivery pursuant to the Indenture. Capitalized terms as used herein shall have the meaning specified in the Indenture unless otherwise defined herein. Such series of Securities shall have the following terms and conditions:

               1. The series of Securities shall be known as the 8.125% Notes due 2003 (herein the "Notes").

               2. The aggregate principal amount of Notes which may be authenticated and delivered under the Indenture (other than pursuant to Sections 3.04, 3.05, 3.06, 3.09 or 11.07 of the Indenture and other than any Notes which, pursuant to Section 3.03 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture) is $300,000,000.00.

               3. Interest on the Notes shall be paid to The Depository Trust Company, provided that the Company may pay interest by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register at the relevant Interest Payment Date.

               4. The principal amount of the Notes shall be payable on March 15, 2003.

               5. The interest rate to be borne by the Notes shall be 8.125% per annum, payable from March 17, 2000, commencing on September 15, 2000, and on each March 15 and September 15 thereafter to and including March 15, 2003 ("Interest

          Payment Dates") and the Regular Record Date (as defined in the Indenture) in respect of each Interest Payment Date shall be the March 1 immediately preceding a March 15 Interest Payment Date and the September 1 immediately preceding a September 15 Interest Payment Date. Interest will be computed as provided in Section 3.10 of the Indenture.

               6. The payment of the principal of and any premium and interest on the Notes shall be payable at the office or agency of the Company maintained for that purpose, which agency shall initially be The Depository Trust Company, New York, New York; provided that the Company may, at its option, make payment of interest by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register at the relevant Interest Payment Date.

               7. The Notes are subject to redemption, as a whole at any time or in part from time to time, at the sole election of the Company, upon not less than 30 or more than 60 days' notice by mail to the Trustee at a Redemption Price equal to the greater of (1) 100% of their principal amount, and (2) the sum of the present values of the Remaining Scheduled Payments (as herein defined) thereon, discounted to the Redemption Date, on a semiannual basis, at the Treasury Rate (as herein defined) plus fifteen basis points (.15%), plus in each case accrued interest thereon to the Redemption Date. In determining the Redemption Price and accrued interest, interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. As used herein and in the Notes, the term: (a) "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date; (b) "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the Treasury security selected by an Independent Investment Banker as having a maturity compared to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes; (c) "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company; (d) "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer

          Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations; (e) "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date; and (f) "Reference Treasury Dealer" means each of Chase Securities Inc., and its successors, and, at the option of the Company, other primary U.S. Government securities dealers in New York City selected by the Company; and (g) "Remaining Scheduled Payments" means, with respect to any Note, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an interest payment date with respect to such Note, the amount of the next succeeding schedule interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date. If money sufficient to pay the redemption price of and accrued interest on all Notes (or the portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee on or before the Redemption Date and certain other conditions specified in the Indenture are satisfied, on and after such date interest will cease to accrue on such Notes (or such portions thereof) called for redemption.

               8. There shall be no provision obligating the Company to redeem or purchase the Notes pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof.

               9. The Notes are issuable in denominations of $1,000 and any integral multiple thereof. The Notes will be represented by one or more global securities (collectively, the "Global Securities") registered in the name of Cede & Co., a partnership nominee of The Depository Trust Company, New York, New York (the "Depositary"), or another nominee of the Depositary. The Global Securities may be transferred, in whole and not in part, only to the Depositary or another nominee of the Depositary.

               The Depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of the Notes represented by such Global Securities to the accounts of institutions that have accounts with the Depositary or its nominee ("participants"). Ownership of beneficial interests in the Global Securities will be limited to participants or persons that may hold interests through participants. Ownership of interests in such Global Securities will be shown on, and the transfer of those ownership interests will be effected through, records maintained by the Depositary (with respect to participants' interests) and such participants (with respect to the owners of beneficial interests in such Global Securities).

               So long as the Depositary, or its nominee, is the registered holder and owner of the Global Securities, the Depositary or such nominee, as the case may be, will be considered the sole owner and holder of the Notes for all purposes under the Indenture.

               The Global Securities are exchangeable for Notes in definitive form of like tenor as such Global Securities in denominations of $1,000 and in any greater amount that is an integral multiple thereof if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Securities or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company in its discretion at any time determines not to have all of the Notes represented by the Global Securities and notifies the Trustee thereof, or (iii) an Event of Default has occurred and is continuing with respect to the Notes.

               10. The Notes shall be denominated in, and the principal of and interest and premium, if any, on the Notes shall be payable only in, United States Dollars.

               11. The Redemption Price in respect of the Notes shall be determined as follows:

                    That amount equal to the greater of (1) 100% of the
               principal amount, and (2) the sum of the present values of the Remaining Scheduled Payments (as herein defined) thereon, discounted to the Redemption Date, on a semiannual basis, at the Treasury Rate (as herein defined) plus fifteen basis points (.15%), plus in each case accrued interest thereon to the Redemption Date. In determining the Redemption Price and accrued interest, interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. As used herein, the term: (a) "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date; (b) "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes; (c) "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company; (d) "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day,
               (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations; (e) "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date; and (f) "Reference Treasury Dealer" means each of Chase Securities Inc., and its successors, and, at the option of the Company, other primary U.S. Government securities dealers in New York City selected by the Company; and
               (g) "Remaining Scheduled Payments" means, with respect to any Note, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an interest payment date with respect to such note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

               12. The principal of and any premium or interest on the Notes shall be payable only in United States Dollars.

               13. The entire principal amount of the Notes shall be payable upon the declaration of acceleration of the Maturity of the Notes pursuant to Section 5.02 of the Indenture in the manner and with the effect provided in the Indenture.

               14. Sections 13.02 and 13.03 of the Indenture shall apply to the Notes.

               15. The Notes shall be issuable in the form of, and will be represented by one or more, global securities (collectively, the "Global Securities") registered in the name of Cede & Co., a partnership nominee of The Depository Trust Company, New York, New York (the "Depositary"), or a nominee of the Depositary. The Global Securities may be transferred, in whole and not in part, only to the Depositary or another nominee of the Depositary.

               The Depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of the Notes represented by such Global Securities to the accounts of institutions that have accounts with the Depositary or its nominee ("participants"). Ownership of beneficial interests in the Global Securities will be limited to participants or persons that may hold interests through participants. Ownership of interests in such Global Securities will be shown on, and the transfer of those ownership interests will be effected through, records maintained by the Depositary (with respect to participants' interests) and such participants (with respect to the owners of beneficial interests in such Global Securities).

               So long as the Depositary, or its nominee, is the registered holder and owner of the Global Securities, the Depositary or such nominee, as the case may be, will be considered the sole owner and holder of the Notes for all purposes under the Indenture.

               The Global Securities are exchangeable for Notes in definitive form of like tenor as such Global Securities in denominations of $1,000 and in any greater amount that is an integral multiple thereof if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Securities or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company in its discretion at any time determines not to have all of the Notes represented by the Global Securities and notifies the Trustee thereof, or (iii) an Event of Default has occurred and is continuing with respect to the Notes.

               16. The Events of Default applicable to the Notes are set forth at clauses (a), (b), (d), (e) and (f) of Sections 5.01 of the Indenture; clauses (c) and (g) of Section 5.01 of the Indenture shall not apply to the Notes.

               17. Section 5.02 of the Indenture shall apply without variation, except that clauses (c) and (g) of Section 5.01 of the Indenture shall not be operative with respect to, and shall not apply to, the Notes or to Section 5.02 of the Indenture.

               18. There shall be no addition to or change in the covenants set forth in

          Article Ten of the Indenture which shall be operative in respect of or apply to the Notes; there shall be no other covenant or warranty included for the benefit of the Notes in addition to those included in the Indenture for the benefit of all Securities of all series issued or to be issued pursuant to the Indenture; there shall be no other covenant or warranty included for the benefit of the Notes and there shall be no provision that any covenant or warranty included in the Indenture for the benefit of all Securities issued or to be issued pursuant to the Indenture shall not be for the benefit of the Notes, or any combination of such covenants, warranties or provisions.

               19. There are no other terms of the Notes which are not otherwise specified for all Securities issued pursuant to the Indenture.

               20. The terms and conditions of the Notes are set forth in the form of Global Note attached to this certificate as Annex A.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 17th day of March, 2000.

                                                     /s/ Robert W Tieken
                                                ----------------------------
                                                     Robert W Tieken,
                                                Executive Vice President and
                                                   Chief Financial Officer


                                                     /s/ Stephanie W Bergeron
                                                ------------------------------
                                                     Stephanie W Bergeron,
                                                  Vice President and Treasurer

                                    ANNEX A


Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest therein.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED, WHETHER IN WHOLE OR IN PART, TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.


                       THE GOODYEAR TIRE & RUBBER COMPANY

                              8.125% NOTE DUE 2003


CUSIP 382550 AF 8
No. GSINS1-1                                                     $300,000,000.00


         THE GOODYEAR TIRE & RUBBER COMPANY, a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000.00) on March 15, 2003, and to pay interest thereon from March 17, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on March 15 and September 15 in each year, commencing September 15, 2000, at the rate of 8.125% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: March 17, 2000                   THE GOODYEAR TIRE & RUBBER COMPANY


                                        By  /s/ Robert W. Tieken
                                          ------------------------------------
[Seal]                                    Robert W. Tieken, Executive
                                            Vice President
Attest:  /s/ James Boyazis

        James Boyazis, Secretary

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        THE CHASE MANHATTAN BANK, as Trustee


                                        by
                                          ------------------------------------
                                                  Authorized Officer

         This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 1, 1999 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof as the Company's 8.125% Notes due 2003, limited in aggregate principal amount to Three Hundred Million Dollars [$300,000,000.00] (herein referred to as the "Notes").

         The Notes are subject to redemption, as a whole at any time or in part from time to time, at the sole election of the Company, upon not less than 30 or more than 60 days' notice by mail to the Trustee at a Redemption Price equal to the greater of (1) 100% of their principal amount, and (2) the sum of the present values of the Remaining Scheduled Payments (as herein defined) thereon, discounted to the Redemption Date, on a semiannual basis, at the Treasury Rate (as herein defined) plus fifteen basis points (.15%), plus accrued interest thereon to the Redemption Date. In determining the Redemption Price and accured interest, interest shall be calculated on the basis of a 360-day year consisting of twelve 30 day months. As used herein, the term: (a) "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date; (b) "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes; (c) "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company;
(d) "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations; (e) "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date; (f) "Reference Treasury Dealer" means each of Chase Securities Inc., and its successors, and, at the option of the Company, other primary U.S. Government securities dealers in New York City selected by the Company; and (g) "Remaining Scheduled Payments" means, with respect to any Note, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related Redemption Date but for such redemption; provided,, however, that, if such Redemption Date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date. If money sufficient to pay the redemption price of and accrued interest on all Notes (or the portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee on or before the Redemption Date and certain other conditions specified in the Indenture are satisfied, on and after such date interest will cease to accrue on such Notes (or such portions thereof) called for redemption.

         In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

         If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this Series may be declared due and payable in the manner and with the effect provided in the Indenture. "Event of Default" means any one of the events specified at clauses
(a), (b), (d), (e) and (f) of Section 5.01 of the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes of this series will be represented by one or more global securities (collectively, the "Global Security") registered in the name of The Depository Trust Company, New York, New York (the "Depositary"), or a nominee of the Depositary. So long as the Depositary, or its nominee, is the registered holder and owner of this Global Note, the Depositary or such nominee, as the case may be, will be considered the sole owner and holder of the Notes for all purposes under the Indenture. The Global Security may be transferred, in whole and not in part, only to the Depositary or another nominee of the Depositary. The Depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of the Notes represented by such Global Security to the accounts of institutions that have accounts with the Depositary or its nominee ("participants"). Ownership of beneficial interests in a Global Security will be limited to participants or persons that may hold interests through participants. Ownership of interests in such Global Security will be shown on, and the transfer of those ownership interests will be effected through, records maintained by the Depositary (with respect to participants' interests) and such participants (with respect to the owners of beneficial interests in such Global Security).

         The Global Security are exchangeable for Notes in definitive form of like tenor as such Global Security in denominations of $1,000 and in any greater amount that is an integral multiple thereof if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company in its discretion at any time determines not to have all of the Notes of this series represented by a Global Security and notifies the Trustee thereof, or (iii) an Event of Default has occurred and is continuing with respect to the Notes. Any Note that is exchangeable pursuant to the preceding sentence is exchangeable only for Notes of this series.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                       THE GOODYEAR TIRE & RUBBER COMPANY

                              OFFICERS' CERTIFICATE
                              ---------------------


         Robert W Tieken, Executive Vice President and Chief Financial Officer,

and Stephanie W Bergeron, Vice President and Treasurer, of The Goodyear Tire &

Rubber Company, an Ohio corporation (the "Company"), pursuant to Sections 2.01,

3.01 and 3.03 of the Indenture, dated as of March 1, 1999 (the "Indenture"),

between the Company and Chase Manhattan Bank, as Trustee (the "Trustee"), each hereby certifies to the Trustee that:

         I. In accordance with resolutions adopted by the Board of Directors of the Company on February 2, 1999, October 6, 1998, August 5, 1997, December 3, 1996 and January 9, 1996, (the "Board Resolutions") and with resolutions adopted by the Special Finance Committee of the Board of Directors of the Company on March 14, 2000 (the "Committee Resolutions"), the Company has established a series of Securities (as defined in the Indenture) for issuance, authentication and delivery pursuant to the Indenture. Capitalized terms as used herein shall have the meaning specified in the Indenture unless otherwise defined herein. Such series of Securities shall have the following terms and conditions:

               1. The series of Securities shall be known as the 8.50% Notes due 2007 (herein the "Notes").

               2. The aggregate principal amount of Notes which may be authenticated and delivered under the Indenture (other than pursuant to Sections 3.04, 3.05, 3.06, 3.09 or 11.07 of the Indenture and other than any Notes which, pursuant to Section 3.03 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture) is $300,000,000.00.

               3. Interest on the Notes shall be paid to The Depository Trust Company, provided that the Company may pay interest by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register at the relevant Interest Payment Date.

               4. The principal amount of the Notes shall be payable on March 15, 2007.

               5. The interest rate to be borne by the Notes shall be 8.50% per annum, payable from March 17, 2000, commencing on September 15, 2000, and on each March 15 and September 15 thereafter to and including March 15, 2007 ("Interest

          Payment Dates") and the Regular Record Date (as defined in the Indenture) in respect of each Interest Payment Date shall be the March 1 immediately preceding a March 15 Interest Payment Date and the September 1 immediately preceding a September 15 Interest Payment Date. Interest will be computed as provided in Section 3.10 of the Indenture.

               6. The payment of the principal of and any premium and interest on the Notes shall be payable at the office or agency of the Company maintained for that purpose, which agency shall initially be The Depository Trust Company, New York, New York; provided that the Company may, at its option, make payment of interest by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register at the relevant Interest Payment Date.

               7. The Notes are subject to redemption, as a whole at any time or in part from time to time, at the sole election of the Company, upon not less than 30 or more than 60 days' notice by mail to the Trustee at a Redemption Price equal to the greater of (1) 100% of their principal amount, and (2) the sum of the present values of the Remaining Scheduled Payments (as herein defined) thereon, discounted to the Redemption Date, on a semiannual basis, at the Treasury Rate (as herein defined) plus twenty-five basis points (.25%), plus in each case accrued interest thereon to the Redemption Date. In determining the Redemption Price and accrued interest, interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. As used herein and in the Notes, the term: (a) "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date; (b) "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the Treasury security selected by an Independent Investment Banker as having a maturity compared to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes; (c) "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company; (d) "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer

          Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations; (e) "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date; and (f) "Reference Treasury Dealer" means each of Chase Securities Inc., and its successors, and, at the option of the Company, other primary U.S. Government securities dealers in New York City selected by the Company; and (g) "Remaining Scheduled Payments" means, with respect to any Note, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an interest payment date with respect to such Note, the amount of the next succeeding schedule interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date. If money sufficient to pay the redemption price of and accrued interest on all Notes (or the portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee on or before the Redemption Date and certain other conditions specified in the Indenture are satisfied, on and after such date interest will cease to accrue on such Notes (or such portions thereof) called for redemption.

               8. There shall be no provision obligating the Company to redeem or purchase the Notes pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof.

               9. The Notes are issuable in denominations of $1,000 and any integral multiple thereof. The Notes will be represented by one or more global securities (collectively, the "Global Securities") registered in the name of Cede & Co., a partnership nominee of The Depository Trust Company, New York, New York (the "Depositary"), or another nominee of the Depositary. The Global Securities may be transferred, in whole and not in part, only to the Depositary or another nominee of the Depositary.

               The Depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of the Notes represented by such Global Securities to the accounts of institutions that have accounts with the Depositary or its nominee ("participants"). Ownership of beneficial interests in the Global Securities will be limited to participants or persons that may hold interests through participants. Ownership of interests in such Global Securities will be shown on, and the transfer of those ownership interests will be effected through, records maintained by the Depositary (with respect to participants' interests) and such participants (with respect to the owners of beneficial interests in such Global Securities).

               So long as the Depositary, or its nominee, is the registered holder and owner of the Global Securities, the Depositary or such nominee, as the case may be, will be considered the sole owner and holder of the Notes for all purposes under the Indenture.

               The Global Securities are exchangeable for Notes in definitive form of like tenor as such Global Securities in denominations of $1,000 and in any greater amount that is an integral multiple thereof if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Securities or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company in its discretion at any time determines not to have all of the Notes represented by the Global Securities and notifies the Trustee thereof, or (iii) an Event of Default has occurred and is continuing with respect to the Notes.

               10. The Notes shall be denominated in, and the principal of and interest and premium, if any, on the Notes shall be payable only in, United States Dollars.

               11. The Redemption Price in respect of the Notes shall be determined as follows:

                    That amount equal to the greater of (1) 100% of the
               principal amount, and (2) the sum of the present values of the Remaining Scheduled Payments (as herein defined) thereon, discounted to the Redemption Date, on a semiannual basis, at the Treasury Rate (as herein defined) plus twenty-five basis points (.25%), plus in each case accrued interest thereon to the Redemption Date. In determining the Redemption Price and accrued interest, interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. As used herein, the term: (a) "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date; (b) "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes; (c) "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company; (d) "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations; (e) "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date; and (f) "Reference Treasury Dealer" means each of Chase Securities Inc., and its successors, and, at the option of the Company, other primary U.S. Government securities dealers in New York City selected by the Company; and (g) "Remaining Scheduled Payments" means, with respect to any Note, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an interest payment date with respect to such note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

               12. The principal of and any premium or interest on the Notes shall be payable only in United States Dollars.

               13. The entire principal amount of the Notes shall be payable upon the declaration of acceleration of the Maturity of the Notes pursuant to Section 5.02 of the Indenture in the manner and with the effect provided in the Indenture.

               14. Sections 13.02 and 13.03 of the Indenture shall apply to the Notes.

               15. The Notes shall be issuable in the form of, and will be represented by one or more, global securities (collectively, the "Global Securities") registered in the name of Cede & Co., a partnership nominee of The Depository Trust Company, New York, New York (the "Depositary"), or a nominee of the Depositary. The Global Securities may be transferred, in whole and not in part, only to the Depositary or another nominee of the Depositary.

               The Depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of the Notes represented by such Global Securities to the accounts of institutions that have accounts with the Depositary or its nominee ("participants"). Ownership of beneficial interests in the Global Securities will be limited to participants or persons that may hold interests through participants. Ownership of interests in such Global Securities will be shown on, and the transfer of those ownership interests will be effected through, records maintained by the Depositary (with respect to participants' interests) and such participants (with respect to the owners of beneficial interests in such Global Securities).

               So long as the Depositary, or its nominee, is the registered holder and owner of the Global Securities, the Depositary or such nominee, as the case may be, will be considered the sole owner and holder of the Notes for all purposes under the Indenture.

               The Global Securities are exchangeable for Notes in definitive form of like tenor as such Global Securities in denominations of $1,000 and in any greater amount that is an integral multiple thereof if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Securities or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company in its discretion at any time determines not to have all of the Notes represented by the Global Securities and notifies the Trustee thereof, or (iii) an Event of Default has occurred and is continuing with respect to the Notes.

               16. The Events of Default applicable to the Notes are set forth at clauses (a), (b), (d), (e) and (f) of Sections 5.01 of the Indenture; clauses (c) and (g) of Section 5.01 of the Indenture shall not apply to the Notes.

               17. Section 5.02 of the Indenture shall apply without variation, except that clauses (c) and (g) of Section 5.01 of the Indenture shall not be operative with respect to, and shall not apply to, the Notes or to Section 5.02 of the Indenture.

               18. There shall be no addition to or change in the covenants set forth in

          Article Ten of the Indenture which shall be operative in respect of or apply to the Notes; there shall be no other covenant or warranty included for the benefit of the Notes in addition to those included in the Indenture for the benefit of all Securities of all series issued or to be issued pursuant to the Indenture; there shall be no other covenant or warranty included for the benefit of the Notes and there shall be no provision that any covenant or warranty included in the Indenture for the benefit of all Securities issued or to be issued pursuant to the Indenture shall not be for the benefit of the Notes, or any combination of such covenants, warranties or provisions.

               19. There are no other terms of the Notes which are not otherwise specified for all Securities issued pursuant to the Indenture.

               20. The terms and conditions of the Notes are set forth in the form of Global Note attached to this certificate as Annex A.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 17th day of March, 2000.

                                                  /s/ Robert W Tieken
                                             ----------------------------
                                                  Robert W Tieken,
                                             Executive Vice President and
                                                Chief Financial Officer


                                                  /s/ Stephanie W Bergeron
                                             -----------------------------
                                                  Stephanie W Bergeron,
                                               Vice President and Treasurer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest therein.


THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED, WHETHER IN WHOLE OR IN PART, TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

                       THE GOODYEAR TIRE & RUBBER COMPANY

                               8.50% NOTE DUE 2007

CUSIP 382550 AG 6
No. GSINS1-1                                                     $300,000,000.00

     THE GOODYEAR TIRE & RUBBER COMPANY, a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000.00) on March 15, 2007, and to pay interest thereon from March 17, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on March 15 and September 15 in each year, commencing September 15, 2000, at the rate of 8.50% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: March 17, 2000               THE GOODYEAR TIRE & RUBBER COMPANY

                                    By /s/ Robert W. Tieken
                                      ----------------------------------
[Seal]                                Robert W. Tieken, Executive Vice President

Attest: /s/ James Boyazis

     James Boyazis, Secretary

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        THE CHASE MANHATTAN BANK, as Trustee

                                        by
                                          ---------------------------------
                                                  Authorized Officer

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 1, 1999 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof as the Company's 8.50% Notes due 2007, limited in aggregate principal amount to Three Hundred Million Dollars [$300,000,000.00] (herein referred to as the "Notes").

     The Notes are subject to redemption, as a whole at any time or in part from time to time, at the sole election of the Company, upon not less than 30 or more than 60 days' notice by mail to the Trustee at a Redemption Price equal to the greater of (1) 100% of their principal amount, and (2) the sum of the present values of the Remaining Scheduled Payments (as herein defined) thereon, discounted to the Redemption Date, on a semiannual basis, at the Treasury Rate (as herein defined) plus twenty-five basis points (.25%), plus accrued interest thereon to the Redemption Date. In determining the Redemption Price and accured interest, interest shall be calculated on the basis of a 360-day year consisting of twelve 30 day months. As used herein, the term: (a) "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date; (b) "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes; (c) "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company;
(d) "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or
(B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations; (e) "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date; (f) "Reference Treasury Dealer" means each of Chase Securities Inc., and its successors, and, at the option of the Company, other primary U.S. Government securities dealers in New York City selected by the Company; and (g) "Remaining Scheduled Payments" means, with respect to any Note, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related Redemption Date but for such redemption; provided,, however, that, if such Redemption Date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date. If money sufficient to pay the redemption price of and accrued interest on all Notes (or the portions thereof) to be redeemed on the Redemption Date is deposited with the Trustee on or before the Redemption Date and certain other conditions specified in the Indenture are satisfied, on and after such date interest will cease to accrue on such Notes (or such portions thereof) called for redemption.

     In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

     If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this Series may be declared due and payable in the manner and with the effect provided in the Indenture. "Event of Default" means any one of the events specified at clauses (a), (b), (d), (e) and (f) of Section 5.01 of the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes of this series will be represented by one or more global securities (collectively, the "Global Security") registered in the name of The Depository Trust Company, New York, New York (the "Depositary"), or a nominee of the Depositary. So long as the Depositary, or its nominee, is the registered holder and owner of this Global Note, the Depositary or such nominee, as the case may be, will be considered the sole owner and holder of the Notes for all purposes under the Indenture. The Global Security may be transferred, in whole and not in part, only to the Depositary or another nominee of the Depositary. The Depositary will credit, on its book-entry registration and transfer system, the respective principal amounts of the Notes represented by such Global Security to the accounts of institutions that have accounts with the Depositary or its nominee ("participants"). Ownership of beneficial interests in a Global Security will be limited to participants or persons that may hold interests through participants. Ownership of interests in such Global Security will be shown on, and the transfer of those ownership interests will be effected through, records maintained by the Depositary (with respect to participants' interests) and such participants (with respect to the owners of beneficial interests in such Global Security).

     The Global Security are exchangeable for Notes in definitive form of like tenor as such Global Security in denominations of $1,000 and in any greater amount that is an integral multiple thereof if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (ii) the Company in its discretion at any time determines not to have all of the Notes of this series represented by a Global Security and notifies the Trustee thereof, or (iii) an Event of Default has occurred and is continuing with respect to the Notes. Any Note that is exchangeable pursuant to the preceding sentence is exchangeable only for Notes of this series.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.